UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 10, 2017

AMAZING ENERGY OIL AND GAS, CO.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-52392

(Commission File No.)

701 S Taylor Street

Suite 470, LB 113

Amarillo, Texas 79101

(Address of principal executive offices and Zip Code)

(855) 448-1922

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02

Termination of a Material Agreement

On September 20, 2017 Amazing Energy Oil and Gas, Co. (the “Company”) announced, via Form 8-K, the entry into an agreement, with E-Land Ventures, LLC, to acquire acreage located in Butler County, Kansas.  E-Land Ventures, LLC is controlled by Willard McAndrew III, the Company’s Chief Executive Officer.

On November 08, 2017 the Company and E-Land Ventures, LLC mutually agreed to nullify the agreement.  Neither title to the acreage, nor any monies, were exchanged between the parties to the agreement and neither party performed any of their obligations pursuant to the agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of November, 2017.

AMAZING ENERGY OIL AND GAS, CO.

BY:	Stephen Salgado
Stephen Salgado, Secretary